Exhibit (b)


           CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Terry R. Otton, Co-Principal Executive Officer of RS Investment Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant for the period ended June 30, 2005 (the "Report") fully complies with the requirements of
                Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 19, 2005          /s/ Terry R. Otton
         ---------------          ----------------------------------------------
                                  Terry R. Otton, Co-Principal Executive Officer
                                  (principal executive officer)


I, Terry R. Otton, Treasurer of RS Investment Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 19, 2005          /s/ Terry R. Otton
         ---------------          ----------------------------------------------
                                  Terry R. Otton, Treasurer
                                  (principal financial officer)